Exhibit 99.1
STABILIS SOLUTIONS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2022 RESULTS
Houston, March 8, 2023 — Stabilis Solutions, Inc., (“Stabilis” or the “Company”) (NASDAQ: SLNG), a leading provider of clean energy production, storage, and delivery solutions to multiple end markets, today announced its financial results for its fourth quarter and full year ended December 31, 2022.
Fourth Quarter Results
For the fourth quarter ended December 31, 2022, Stabilis reported revenues of $29.6 million, a 15% increase     sequentially and a 42% increase from the fourth quarter of 2021. The year-over-year growth was primarily the result of 1.1 million additional LNG gallons delivered, higher natural gas prices, and additional rental and service revenue.
Net income from continuing operations was $0.2 million in the quarter, compared to $1.0 million in the third quarter of 2022 and a loss of $2.3 million in the fourth quarter of last year.
Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) was $3.9 million, compared to $2.3 million in the third quarter of 2022 and $0.7 million in the fourth quarter of 2021.
Full Year Results
Full year 2022 revenues totaled $98.8 million, an increase of 43% compared to $69.2 million reported in 2021.
Net loss from continuing operations was $1.2 million for the full year, compared to a net loss from continuing operations of $7.6 million for 2021.
Adjusted EBITDA was $9.6 million in 2022, compared to $5.2 million in 2021.
The Company generated positive cash flows from continuing operations of $13.6 million during 2022, compared to $4.7 million in the prior year. Cash on hand as of December 31, 2022 was $11.5 million and the Company has $1.0 million of available liquidity under its current bank agreement.
“We made tremendous progress both operationally and financially in 2022.” commented Westy Ballard, President and CEO. “The cost rationalization and pricing strategies I discussed on previous calls have improved profitability and delivered strong operating cash flows in a difficult and uncertain economic environment. Additionally, we began to lay the foundation for expansion into exciting new markets and look forward to building on this foundation in 2023 and beyond.”

Conference Call
Management will host a conference call on Thursday, March 9, 2023 at 10:00 a.m. eastern time (9:00 a.m. central). Individuals in the United States and Canada who wish to participate in the conference call can access the live webcast at https://www.webcaster4.com/Webcast/Page/2256/47612 or dial +1 888-506-0062; passcode 376150.  International callers should dial +1 973-528-0011; passcode 376150. A replay of the call will be available until April 9, 2023. Individuals in the United States and Canada who wish to listen to the replay should dial +1 877-481-4010; passcode 47612. International callers should dial +1 919-882-2331; passcode 47612. A replay of the call will also be available in the investor center on the Stabilis website (www.stabilis-solutions.com).
About Stabilis Solutions
Stabilis Solutions, Inc. is a leading provider of clean energy production, storage, and delivery solutions to multiple end markets. To learn more, visit www.stabilis-solutions.com.
Cautionary Statement Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “can,” “believes,” “feels,” “anticipates,” “expects,” “could,” “will,” “plan,” “may,” “should,” “predicts,” “potential” and similar expressions are intended to identify such forward-looking statements.
Such forward-looking statements relate to future events or future performance, but reflect our current beliefs, based on information currently available. Most of these factors are outside our control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the future performance of Stabilis, future demand for and price of LNG, availability and price of natural gas, unexpected costs, and general economic conditions.
The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Risk Factors in Item 1A of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2022 which is available on the SEC’s website at www.sec.gov or on the Investors section of our website at www.stabilis-solutions.com. All subsequent written and oral forward-looking statements concerning Stabilis, or other matters attributable to Stabilis, or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.
Stabilis does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Stabilis Solutions, Inc. and Subsidiaries
Selected Consolidated Operating Results
(Unaudited, in thousands, except share and per share data)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues:
Revenues	$29,587	$25,819	$20,880	$98,823	$69,171
Operating expenses:
Costs of revenues	22,749	19,904	17,915	77,694	55,216
Change in unrealized loss (gain) on natural gas derivatives	905	(926)	—	878	—
Selling, general and administrative expenses	3,548	3,658	3,234	13,191	13,792
Gain from disposal of fixed assets	—	46	—	(34)	(24)
Depreciation expense	2,075	2,115	2,241	8,664	8,894
Impairment of right-of-use lease asset	—	—	—	—	376
Total operating expenses	29,277	24,797	23,390	100,393	78,254
Income (loss) from operations before equity income	310	1,022	(2,510)	(1,570)	(9,083)
Net equity income from foreign joint venture operations:
Income from equity investment in foreign joint venture	755	205	879	1,881	2,146
Foreign joint venture operating related expenses	(44)	(91)	(171)	(283)	(363)
Net equity income from foreign joint venture operations	711	114	708	1,598	1,783
Income (loss) from operations	1,021	1,136	(1,802)	28	(7,300)
Other income (expense):
Interest expense, net	(154)	(150)	(135)	(591)	(324)
Interest expense, net - related parties	(50)	(49)	(136)	(179)	(577)
Other income (expense)	(86)	(28)	27	(185)	1,058
Total other income (expense)	(290)	(227)	(244)	(955)	157
Income (loss) from continuing operations before income tax expense	731	909	(2,046)	(927)	(7,143)
Income tax expense (benefit)	513	(115)	258	265	487
Net income (loss) from continuing operations	218	1,024	(2,304)	(1,192)	(7,630)
Loss from discontinued operations, net of tax	(553)	(1,301)	(40)	(1,994)	(168)
Net loss	$(335)	$(277)	$(2,344)	$(3,186)	$(7,798)

Net income (loss) per common share:
Basic income (loss) from continuing operations	$0.01	$0.06	$(0.13)	$(0.07)	$(0.44)
Basic loss from discontinued operations	(0.03)	(0.07)	—	(0.11)	(0.01)
Basic net loss per common share	(0.02)	(0.02)	(0.13)	(0.17)	(0.45)

Diluted income (loss) from continuing operations	$0.01	$0.06	$(0.13)	$(0.07)	$(0.44)
Diluted from discontinued operations	(0.03)	(0.07)	—	(0.11)	(0.01)
Diluted net loss per common share	(0.02)	(0.01)	(0.13)	(0.17)	(0.45)

EBITDA	$3,010	$3,223	$466	$8,507	$2,652
Adjusted EBITDA	$3,915	$2,297	$716	$9,613	$5,177

Stabilis Solutions, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited, in thousands, except share and per share data)

	December 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$11,451	$910
Accounts receivable, net	16,326	9,397
Inventories, net	205	258
Prepaid expenses and other current assets	2,186	1,522
Assets held for sale	2,049	—
Assets of discontinued operations, current	—	3,446
Total current assets	32,217	15,533
Property, plant and equipment:
Cost	103,368	101,192
Less accumulated depreciation	(55,699)	(47,027)
Property, plant and equipment, net	47,669	54,165
Goodwill	4,314	4,314
Investments in foreign joint ventures	11,606	12,325
Right-of-use assets and other noncurrent assets	774	167
Assets of discontinued operations, noncurrent	—	832
Total assets	$96,580	$87,336
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$4,474	$5,064
Accrued liabilities	19,642	6,317
Current portion of long-term notes payable	848	855
Current portion of long-term notes payable - related parties	2,435	1,168
Current portion of finance and operating lease obligations	133	292
Current liabilities of discontinued operations	—	1,931
Total current liabilities	27,532	15,627
Long-term notes payable, net of current portion and debt issuance costs	8,650	7,608
Long-term notes payable, net of current portion - related parties	—	2,435
Long-term portion of finance and operating lease obligations	183	319
Other noncurrent liabilities	348	—
Liabilities of discontinued operations, noncurrent	—	288
Total liabilities	36,713	26,277
Stockholders’ Equity:
Common stock; $0.001 par value, 37,500,000 shares authorized, 18,420,067 and 17,691,268 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	19	18
Additional paid-in capital	100,137	97,875
Accumulated other comprehensive income	82	351
Accumulated deficit	(40,371)	(37,185)
Total stockholders’ equity	59,867	61,059
Total liabilities and stockholders' equity	$96,580	$87,336

Stabilis Solutions, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended			Twelves Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net income (loss) from continuing operations	$218	$1,024	$(2,304)	$(1,192)	$(7,630)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Depreciation	2,075	2,115	2,241	8,664	8,894
Stock-based compensation expense	607	602	502	2,348	3,233
Gain on extinguishment of debt	—	—	—	—	(1,086)
Income from equity investment in joint venture	(755)	(205)	(879)	(1,881)	(2,146)
Distributions from equity investment in joint venture	—	—	702	1,550	2,089
Cash settlements from natural gas derivatives, net	142	682	—	(1,037)	—
Realized and unrealized (gains) losses from natural gas derivatives, net	1,014	(602)	—	465	—
Impairment of right-of-use lease asset	—	—	—	—	376
Changes in operating assets and liabilities:
Accounts receivable	(6,036)	(513)	(3,069)	(7,013)	(4,450)
Inventories	29	(35)	(115)	73	(138)
Prepaid expenses and other current assets	(152)	(192)	1,119	1,395	1,337
Accounts payable and accrued liabilities	5,380	3,904	357	10,554	3,968
Other	223	(8)	306	(290)	285
Net cash provided by (used in) operating activities from continuing operations	2,745	6,772	(1,140)	13,636	4,732
Net cash provided by (used in) operating activities from discontinued operations	323	180	8	1,061	(435)
Net cash provided by (used in) operating activities	3,068	6,952	(1,132)	14,697	4,297
Cash flows from investing activities:
Acquisition of fixed assets	(2,186)	(723)	(877)	(3,932)	(7,625)
Proceeds from sale of fixed assets	—	—	35	100	293
Proceeds from sale of assets held for sale	—	2,049	—	2,049	—
Proceeds from sale of the Brazil operations	200	—	—	200	—
Net cash provided by (used in) investing activities from continuing operations	(1,986)	1,326	(842)	(1,583)	(7,332)
Net cash provided by (used in) investing activities from discontinued operations	—	(76)	12	(334)	(188)
Net cash provided by (used in) investing activities	(1,986)	1,250	(830)	(1,917)	(7,520)
Cash flows from financing activities:
Proceeds from borrowings on notes payable	—	—	1,003	1,000	8,000
Payments on short and long-term notes payable	(245)	(682)	(424)	(1,800)	(856)
Payments on notes payable and finance leases-related party	(586)	—	(7)	(1,255)	(3,284)
Payments of debt issuance costs	—	—	—	—	(420)
Employee tax payments from restricted stock withholdings	—	(85)	—	(85)	(430)
Cash provided by (used in) financing activities from continuing operations	(831)	(767)	572	(2,140)	3,010
Cash provided by (used in) financing activities from discontinued operations	—	(55)	(11)	(113)	2
Net cash provided by (used in) financing activities	(831)	(822)	561	(2,253)	3,012
Effect of exchange rate changes on cash	98	(48)	(43)	14	(119)
Net increase (decrease) in cash and cash equivalents	349	7,332	(1,444)	10,541	(330)
Cash and cash equivalents, beginning of period	11,102	3,770	2,354	910	1,240
Cash and cash equivalents, end of period	$11,451	$11,102	$910	$11,451	$910

Non-GAAP Measures
Our management uses EBITDA and Adjusted EBITDA to assess the performance and operating results of our business. EBITDA is defined as Earnings from continuing operations before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for certain special items that occur during the reporting period, as noted below. We include EBITDA and adjusted EBITDA to provide investors with a supplemental measure of our operating performance. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management’s discretionary use, as they do not consider certain cash requirements, such as debt service requirements. Because the definition of EBITDA and Adjusted EBITDA may vary among companies and industries, it may not be comparable to other similarly titled measures used by other companies. The following table provides a reconciliation of net loss, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA (in thousands).

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income (loss)	$(335)	$(277)	$(2,344)	$(3,186)	$(7,798)
Loss from discontinued operations	553	1,301	40	1,994	168
Net income (loss) from continuing operations	218	1,024	(2,304)	(1,192)	(7,630)
Depreciation	2,075	2,115	2,241	8,664	8,894
Interest expense, net	204	199	271	770	901
Income tax expense (benefit)	513	(115)	258	265	487
EBITDA	3,010	3,223	466	8,507	2,652
Special items*	905	(926)	250	1,106	2,525
Adjusted EBITDA	$3,915	$2,297	$716	$9,613	$5,177
____________
*    For the three months ended December 31, 2022, special items consist of add-back for change in unrealized loss on natural gas derivatives of $0.9 million. For the twelve months ended December 31, 2022, special items consist of add-back for change in unrealized loss on natural gas derivatives of $0.9 million and one-time costs related to an expired contract of $0.2 million. For the three months ended September 30, 2022 special items consist of subtraction for change in unrealized gain on natural gas derivatives of $0.9 million.

Special items for the three months ended December 31, 2021 consist of non-cash charges related to the write-off of engineering designs. Special items for the twelve months ended December 31, 2021 include the engineering designs, the add backs for executive officer's immediate vesting of restricted stock of $1.8 million, former executive officer's severance and immediate vesting of restricted stock of $1.2 million, impairment charges for settlement of an office lease of $0.4 million, and the forgiveness of indebtedness of a Payroll Protection Act Loan ($1.1 million).

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Investor Contact:
Andrew Puhala
Chief Financial Officer
832-456-6502
ir@stabilis-solutions.com